Analyst’s Day Charlotte, NC July 21, 2006 Exhibit 99.1

2 Agenda Introduction and Overview TP1 Fleet Enhancement Initiative HL Edge Cost Savings Initiative TP1 and HL Edge 2007 – 2012 Estimated Earnings Impact

Forward-Looking Statements
Risks, Uncertainties, Other Factors with Respect to “Forward-Looking
Statements:”
Certain statements contained in this presentation constitute “forward-
looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and
uncertainties.  There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the “forward-looking statements”. Such factors are detailed in the
Horizon Lines, Inc.’s final prospectus filed with the Securities and
Exchange Commission on June 12, 2006.

4 INTRODUCTION AND OVERVIEW CHUCK RAYMOND

Horizon Lines History
1956 – Sea-Land pioneered container shipping
1969 – Sea-Land acquired by R.J. Reynolds
1984 – Sea-Land becomes a public company
1986 – CSX purchases Sea-Land
1999 – Sale of Sea-Land international business to Maersk and formation of
CSX Lines
2003 – CSX sells CSX Lines to The Carlyle Group and name changed to
Horizon Lines
2004 – Horizon Lines purchased by Castle Harlan
2005 – Horizon Lines conducts an initial public offering
2006 – Horizon Lines conducts a secondary public offering

CAGR = 9.3%

CAGR = 27.9%

Always There.
Always Delivering.

$42
$59
$78
$89
$118
$144
2000 2001 2002 2003 2004 2005
$703
$715
$804
$886
$980
$1,096
2000 2001 2002 2003 2004 2005
Strong Operating Performance
Revenue Adjusted EBITDA (1)
(1) Adjusted EBITDA equal to EBITDA plus non-recurring items, management fees, and restricted stock compensation charges
13.2%
12.1%
10.0%
9.6%
8.3%
6.0%
($ millions) ($ millions)
EBIDTA Margin

Core market initiatives will drive growth
Building season has grown to include
March and November, which has led
to a 10% asset utilization increase
Establishment of military Striker
brigade in Alaska
Alaska gas pipeline construction
activity
Higher margin backhaul
pharmaceutical cargo
Port infrastructure investments
leading to higher port management
revenue
Vessel redeployment will add
incremental capacity with newer
larger vessels enjoying better
operating efficiencies
Improving rate environment
Higher margin reefer cargo
Increased port infrastructure investments will result in an additional 40%
throughput capacity
Significant military construction in Hawaii will result in increased demand for our services
DoD plans for added Marine, Navy and Air Force presence in Guam will drive dramatic increases in cargo
Cost savings will be achieved through direct hire of labor for stevedoring operations
Alaska
Hawaii/Guam
Puerto Rico
1

8 TP1 FLEET ENHANCEMENT INITIATIVE JOHN KEENAN

TP1 Project Objectives
Acquire new vessels suitable for Guam/Asia trade employing a prudent use of capital while redeploying existing vessels to other Jones Act trades
Extend existing Maersk agreement to December 2010 by meeting their needs for more capacity on the Transpacific Eastbound service
Add vessel capacity and improve service scope to Hawaii/Guam and Puerto
Rico trades
Improve network cost structure in Puerto Rico
Reduce overall average age of active fleet by 11 years
Generate increased pro forma EBITDA and operating cash flow of approximately $28 million per year on average over 10 years after initial start-up costs and phase-in period

Summary of TP1 Initiative
Horizon Lines charters five US flag, foreign-built vessels deployed in a modified TP1 service (non-Jones Act)
2,824 TEU nominal capacity, 23 knot service speed
Two of the five Jones Act vessels displaced from TP1 deployed in a new
Pacific Northwest (PNW) service maintaining Jones Act Hawaii service currently covered by the TP1 service.
The remaining vessels will be redeployed through the Horizon Lines network to add more capacity to the California Hawaii Express (CHX) and
Puerto Rico vessels and provide a larger drydock replacement ship
At least two Jones Act qualified ships (C7-class about 600 FEU) will be available to provide an intra-coastal service.
Timing of the TP1 upgrade will be by the middle of 2007

Pro-forma EBITDA Impact of TP1 Fleet Initiatives
Pro forma EBITDA 10-year average annual impact - $28 million
+ Increased revenue from Maersk, Hawaii/Guam & Puerto Rico
+ Operating cost savings from four replaced vessels
- Operating costs of five new container vessels
- Lease expense on five new container vessels
Upside Potential for surplus Jones Act vessels
Coastwise service or additional Jones Act service
Charter possibilities
Relief vessels during existing vessel drydock periods
Spare vessel capacity for peak volume surges

Vessels Delivery and Phase-In Dates
TP1 ship delivery dates.
March 2007 Horizon Tiger
May 2007 Horizon Falcon
April 2007 Horizon Eagle
March 2007 Horizon Hawk
November 2006 Horizon Hunter
Current Outlook
Targeted 2007 phase-in dates:
March – Commencement of TP1 ex Asia
April – Start PNW (TAC-OAK-HONO) service
May – Last new TP1 vessel deployed ex Asia
Third Quarter – First C8 to Puerto Rico

Deployment Change Impact Recap
String # Ships Capacity # Ships Capacity # Ships Capacity
Hawaii/Guam
CHX 2               863             2              1,025       -           163
PNW -            -             2              975          2              975
TP1 5               995             5              1,200       -           205
MWX TSA -            140             -           140          -           -
Total 7               1,998          9              3,340       2              1,343
Capacity Allocation
Hawaii 1,748          2,140       393
Guam 250             1,200       950
Total 1,998          3,340       1,343
Puerto Rico (*Seasonal)
NAX 1               650             1              900          -           250
SAX 1               650             1              900          -           250
JAX 1               570             1              700          -           130
MJX  (*) 1               570             -           -           (1)             (570)
GAX 1               395             1              415          -           21
Total 5               2,835          4              2,915       (1)             81
Notes:
1) Capacity outlined as estimated average weekly effective capacity in FEU (equivalent to Loads)
2) Puerto Rico reflects seasonal deployment with MJX service and does not reference TSA with SSL
3) Jones-Act qualified ships redeployed from TP1 could be redeployed to different tradelanes
Current Proposed Change

Transpacific Express Service (TP1)
California-Hawaii Express Service (CHX)
Midweek Express Service (MWX)
Northwest Express Service (NWX)
North Atlantic Express (NAX)
Jacksonville Express Service (JAX)
South Atlantic Express (SAX)
Gulf Express (GAX)
Anchorage
Kodiak
Dutch Harbor
Tacoma
Hong Kong
Kaohsiung
Oakland
Honolulu
Los Angeles
Guam
Houston
Jacksonville
Elizabeth
San Juan
HORIZON LINES®

Always There.
Always Delivering.

TP1 Vessel Replacement Initiative
Current Vessel Deployment
Anchorage
Kodiak
Tacoma
D7 – TEU
1,668
Fairbanks
C6 Vessel
TEU 1,476
Seasonal
Trader C8 – TEU 2,386
Pacific C8 –TEU 2,407
Enterprise C8 –TEU 2,407
Spirit C9 –TEU 2,653
Reliance C9 – TEU 2,653
Navigator
C8 – TEU
2,386
Consumer
SL18 – TEU
1,751
Producer
SL18 – TEU
1,751
Hawaii
C6 – TEU
1,420
Discovery
C7 – TEU 1,442
Challenger
C7 – TEU
1,424
Crusader
C7 Vessel
TEU – 1,376
Spare Vessels

Transpacific Express Service (TP1)
California-Hawaii Express Service (CHX)
Midweek Express Service (MWX)
North Atlantic Express (NAX)
Jacksonville Express Service (JAX)
South Atlantic Express (SAX)
Gulf Express (GAX)
Anchorage
Dutch Harbor
Kodiak
Tacoma
Hong Kong
Kaohsiung
Oakland
Honolulu
Los Angeles
Guam
Houston
Jacksonville
Elizabeth
San Juan
HORIZON LINES®

Always There.
Always Delivering.

TP1 Vessel Replacement Initiative
Fairbanks
1,476 TEU
C6 Vessel
Seasonal
Hunter
Hawk
Tiger
Panther
Cougar
D8 - Hunter Class
TEU – 2,824
Pacific
Enterprise
C8 –TEU 2,407
Spirit
Reliance
C9 –TEU 2,653
Consumer
SL18 Vessel
TEU – 1,751
Navigator
C8 –TEU
2,386
Discovery
C7 Vessels
TEU – 1,442
Challenger
C7 Vessel
TEU – 1,424
Crusader
C7 Vessel
TEU – 1,376
Producer
SL18 –TEU
1,751
Hawaii
C6 –TEU
1,420
Spare Vessels
Anchorage
Kodiak
Tacoma
D7 –TEU 1,668
Trader
C8 –TEU 2,386
Pacific Northwest (PNW)
Fairbanks
C6 Vessel
TEU 1,476
Seasonal
Proposed Vessel Deployment

TP1 2007 Phase-In – Estimated Earnings Impact
($ in Millions) 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter Total
Phase-In Impact
  Network Costs (3) $               (4) $               (1) $               - $             (8) $
  Network Benefits 7                    1                     -                -                8
Total Phase-In Cost (Increase/Decrease) 4                (3)               (1)               -                -
Ramp-Up Impact
  Revenue Impact -                5                     8                    10                  23
Cost Impact
  Cost Added for Five Foreign Vessels -                (20)                (25)                (25)                (70)
  Less: Vessel Cost & Fuel Savings -                4                     14                  14                  32
Total Cost Impact -                (16)                (11)                (11)                (38)
Total Ramp-Up Cost (Increase/Decrease) -                (11)                (3)                   (1)                   (15)
Incremental EBITDA 4 $                 (14) $             (4) $               (1) $               (15) $

TP1 2008-2017 Estimated Earnings Impact
$ 28 $ 30 $ 24 $ 18 $ 11 $ (2) Incremental Operating Income/EBITDA Impact
(37) (37) (36) (37) (35) (36) Net Cost (Increase) / Decrease
6 6 6 6 6 6 Other Network Cost Impact
63 60 62 62 62 59 Operating Cost Saved on Replaced Vessels
(32) (32) (32) (33) (32) (32) Incremental Lease Expense
(74) (71) (72) (72) (71) (69) Operating Cost for 5 New Vessels
Incremental Network Cost
$ 65 $ 67 $ 60 $ 55 $ 46 $ 34 Incremental Revenue
Average
Years 1-10
2012 2011 2010 2009 2008 ($ in Millions)

18 HL EDGE COST SAVINGS INITIATIVE JOHN HANDY

HL Edge Project Introduction
Mission / Vision
Working together to realize better ways to more efficiently serve our customers and add value to our organization.
Project Structure
Utilizing a team of dedicated Horizon Lines employees along with
Celerant Consulting Inc. for project implementation.
The project implementation started in May 2006 and will end in 2008.

Project EDGE Team Structure
Executive Steering Team
Project Management
Sales and
Marketing
Supply
Chain
Port
Operations
Performance
Management
Information
Technology
John Orton
Danielle Miller
Pete Bunero
Rodney Walton
Richard Nesmith
Barbara Blanton (HG)
Eric Britten (ANC)
Tolga Cankurtaran (SJU)
Doug Lapham (ANC)
Javier Lojo (SJU)
Juan Olbrich (SJU)
Jon Bartnick (HG)
Jose Gonzalez (SJU)
Bob Burlando
Existing Horizon Team
PMO
Team Lead: John Handy
EST Members: Chuck Raymond, Mark Urbania,
John Keenan, Brian Taylor
Celerant:  Richard Morgan/Joe Perovich
Sai Nori
Leo Leblanc
Multiple Horizon
Scott Fernandez
Richard Kwok
Support
Core

Biographical Info – Horizon EDGE Team Members
• Team Leader:  Scott Fernandez – most recently, Regional Sales Manager – East
Coast;  experience in operations and sales;  Coast Guard licensed vessel officer;
MBA
• Sales & Mktg sub-team:  John Orton – most recently marketing manager for Puerto
Rico trade;  previously, manager-strategic planning;  Kings Pointer with MBA
• Supply Chain sub-team:  Pete Bunero – most recently manager-financial reporting;
previous experience includes various assignments in finance, equipment and inland.
MBA
Rodney Walton – most recently operations manager – Long Beach terminal;
previous experience includes trucking operations manager and shift manager. MBA
• Port Operations sub-teams:  Barbara Blanton – most recently Terminal Manager –
Elizabeth, NJ;  previous experience in documentation, and all phases of operations
Eric Britten – most recently manager – Business Planning & Dev-AK;  previous experience includes work on Balanced Score Card & Operations & sales. BA in
Urban Economics and Risk Management
Tolga Cankurtaran – most recently manager – strategic planning; MBA
• PMO sub-team: Sai Nori – most recently, manager-Applications Architecture;  10 years experience in I/T;  MBA
• Performance Mgt sub-team:  Bob Burlando – most recently director-procurement;
previous experience in finance, equipment, inland, I/T and quality;  Kings Pointer and
MBA

HL Edge – Our Partner, Celerant
Founded in 1987
More than 550 professionals
worldwide
$150 million in 2005 revenues
38% average annual revenue growth
over last 10 years
Work globally where clients are
located
More than 900 projects completed in
44 countries
More than 60% repeat business
North American headquarters in
Boston with major operations in the US
and Europe
N. America
& Canada
UK
Paris
Düsseldorf
Norway
Corporate
Operational on a global basis

HL Edge Project Overview
Sales & Marketing
Improve Account Plan/Sales Force management practices and implement customer relationship management tools/techniques to align resources for improved customer profitability
Supply Chain Management
Refine operations planning process and integrate with Sales forecasts to control inland transportation costs
Optimize container network management for improved inventory turns for all major ports and yards
Integrate Sales & Operations planning tools for improved carrier performance management
Information Technology
Implement project management controls to optimize IT spend
Port Operations
Improve cost controls, increase productivity, and standardize management measures for all locations
Order Fulfillment
Streamline order processing to reduce rework

HL Edge Cost Savings Target Opportunities
Opportunity Description
2005
Baseline
($m)
Fuel Improve on-time departures 137 $
Reduce Ancillary Stevedoring
Improve maintenance management
Marine productivity
Maintenance Improvements
Operating Cost
Improve labor productivity e.g. back office
processes, pricing, etc.
62
Preferred Carrier, Scheduling
Reduce REPO Costs (Trucks/Rail)
Container Detention and
Demurrage
Reduce Maersk Detention, Demurrage, and
Improve Collection from Customers
Margin Improvement Improve Produce Mix and Container Utilization 550
TOTAL 922 $
On-Time Vessel Departure
Improve Order Management, Marine
Productivity and Equipment Reliability 62%
Carrier Management
82
Domestic Ports 32
Offshore Ports 59

HL Edge Project Estimated Cost Savings Target - 2007
$ 13 $ 6 $ 4 $ 2 $ 1 Net Benefits
(6) (1) (1) (2) (2) One-Time Costs
$ 19 $ 7 $ 5 $ 4 $ 3 Permanent Cost Savings
Total 4 Quarter
3rd
Quarter 2 Quarter 1 Quarter ($ in Millions)
st
nd
th

HL Edge Estimated Cost Saving Targets – 2008 & Beyond
$ 40 Total Savings
5 Margin Improvements
8 Port Operations Costs
$ 27 Container / Transportation / Order Management Costs
2008 &
Beyond
($ in Millions)

27 TP1 AND HL EDGE 2007 – 2012 ESTIMATED EARNINGS IMPACT MARK URBANIA

TP1 and HL Edge 2007 Estimated Earnings Impact
$ (2) $ 5 $ - $ (12) $ 5 Total
13 6 4 2 1 HL Edge
$ (15) $ (1) $ (4) $ (14) $ 4 TP1
Total 4 Quarter 3 Quarter 2 Quarter 1 Quarter
($ in Millions)
nd th
rd
th

29 TP1 and HL Edge 2008 - 2012 Estimated Earnings Impact $ 70 $ 64 $ 58 $ 51 $ 38 Total 40 40 40 40 40 HL Edge $ 30 $ 24 $ 18 $ 11 $ (2) TP1 2012 2011 2010 2009 2008 ($ in Millions)

HORIZON LINES®

Always There. **Always Delivering.**℠

Always There.
Always Delivering.

31

Reconciliation of net income to EBITDA

(in thousands)

	Full Year
	2000	2001	2002	2003	2004	2005
Net income (loss)	$(5,300)	$18,428	$22,443	$15,113	$13,561	$(18,321)
Interest expense, net	8,228	3,774	1,908	13,417	29,567	51,357
Income tax expense (benefit)	(2,805)	9,816	11,933	9,615	8,439	439
Depreciation and amortization	32,138	33,682	34,062	46,452	61,431	66,907

EBITDA	32,261	65,701	70,346	84,597	112,998	100,381
Merger related expenses	—	—	—	4,287	2,934	457
Lease expense buyout	16,141	—	—	—	—	—
Management fees	—	—	—	250	2,204	9,699
ILWU Lockout	—	—	7,200	—	—	—
Equipment lease-Maersk	(6,500)	(6,400)	—	—	—	—
Compensation charges	—	—	—	—	—	18,952
Initial Public Offering related expenses	—	—	—	—	—	1,743
Loss on extinguishment of debt	—	—	—	—	—	13,154

Adjusted EBITDA	$41,902	$59,301	$77,546	$89,134	$118,136	$144,386